LIANBIO March 2022 1

2 Disclaimer The information herein contains statements about future expectations, plans and prospects for LianBio. All statements, other than statements of historical fact, included herein are forward-looking statements. Forward-looking statements are not statements of historical fact nor are they guarantees or assurances of future performance. Forward-looking statements are based on LianBio’s expectations and assumptions and are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to materially and adversely differ from those set forth in or implied by such forward-looking statements, including those risks and uncertainties that are described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. LianBio undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing LianBio’s views as of any date subsequent to the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and LianBio's own internal estimates and research. While LianBio believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third party sources. In addition, the third party information included in this presentation may involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while LianBio believes its own internal research is reliable, such research has not been verified by any independent source.

Investment Highlights We are a global biopharmaceutical company dedicated to developing and commercializing paradigm-shifting medicines for patients with unmet medical needs in Greater China and other Asian markets Bringing a pipeline of innovative therapies into the rapidly growing Greater China market Established pharmaceutical in-licensing and development platform well positioned to capitalize on positive market trends and momentum Multiple near-term catalysts across a diverse late, mid and early-stage pipeline Five clinically validated therapeutic candidates, nine in-licensed assets Experienced cross-border team with BD, alliance management, clinical development, regulatory and commercial expertise and track record Strong financial position with cash runway through 2023 with $109 million as of Sep 30, 2021, which excludes net proceeds of $311 million from IPO in November 2021 Key validating and differentiating partnerships with Pfizer and BridgeBio 3

China is the Second Largest Pharmaceutical Market Today, with Innovation Agenda Propelling Strong Growth

Substantial unmet medical needs persist in China

- **Aging population > 1.4Bn, with a high disease burden** compared to developed countries[1]
- **"Healthy China 2030" sets clear healthcare industry KPIs** from the government[2]
  - Improve key TA mortality rates, including CV and oncology
- Despite increased R&D activity, still **few China-originated first-in-class and best-in-class drugs approved**

Fostering innovation: continued momentum in policy and industry evolution

Comprehensive policies enacted to foster innovation

- China's five-year plan includes innovation priorities in TAs such as oncology and CV[3]
- Accelerated review and approval timelines of patented pharmaceuticals[4]

Expanding coverage and broadening access for innovative drugs

- Growth in basic medical insurance and commercial health insurance[5]
- NRDL now updated annually

Biotech ecosystem growth

- Improving capital markets and fund flows into Chinese biotech
- Increase in number of CROs, bioparks, biotechs, clinical trial centers

Healthcare infrastructure upgrades

- Upgrades to private and public hospitals and community health centers[6]
- Increasing number of healthcare professionals

1. GBD Global Healthdata Exchange 2019; 2. "Healthy China 2030" released by China State Council in July 2019; 3. "14th Five-Year Plan (2021-2025) and the Long-Range Objectives Through the Year 2035; 4. GBI; review time calculated as time interval between NDA submission date and approval date 5. MoHRSS; NRCMS; CIRC website; China Insurance Yearbook; Xrate 6.53 RMB/USD; 7. "Comprehensive Reform of Public Hospitals Notification of Subsidy Fund Budget" released by Ministry of Finance in Nov 2020

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China Biotech Sector at Potential Inflection Point for Significant Growth…

Potential U.S./EU Biotech In-licensing Opportunities for China[1]



In-licensed[2] ~8%
Available ~92%

Early Innings:

- **< 10% of western innovative biotech medicines tapped for China**, and majority of in-licensed programs are concentrated in oncology
- Western biotechs seeking **strategic access to China as part of global enrollment acceleration** and commercial opportunity

1. CapitalIQ. assumes only one opportunity per company based on 10,794 total US/EU biotech companies as of July 2021. 2.Based on 857 cross-border deals from 2015-2020 per ChinaBio. 3. US-listed Chinese biotech companies include: Adagene, BeiGene, BeyondSpring, Burning Rock, Connect Biopharma, Genetron, Gracell Biotech, Hutchinson China Medical, I-Mab, Legend Biotech, and Zai Lab. Assumes pre-money IPO valuation for Adagene ($738), Burning Rock ($1,460), Connect Biopharma ($758), Gracell Biotech ($1,037), Genetron ($1,158), I-Mab ($695) and Legend Biotech ($5,293) in 01-Jan-2019.

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…LianBio Positioned to Potentially Lead Next Generation of Chinese Biotechs: Speed, Scale and Sustainable Growth 6 Commercial Model Provides Optionality • Integrated commercial infrastructure built around core therapeutic areas, products and market segments • Optionality to leverage commercial partnerships for broad access to select assets • Commercialization strategies beyond hospital channels provide broadened opportunities Cross-Border Execution Platform • Management team with deep experience and proven track records across global and Chinese biopharma companies • Robust asset and alliance management with bilingual U.S.-based team dedicated to alliance management • Maximizing asset value locally and globally through bespoke development strategies • Ability to facilitate potentially faster market entry through bridging studies and accelerated pathways • Unique in-market indications and combination strategies for global-first expansion studies Differentiated Access to Innovation • Relationship with our founder provides expanded BD opportunities, with unparalleled sourcing, access and clinical/scientific due diligence capabilities • BD approach informed by • Deep scientific expertise • Region-specific development insights • Regulatory and commercial insights

Pipeline of Innovative Medicines – 5 Clinically Validated Therapeutic Candidates

Global Development Status[1]

Clinically Validated

Therapeutic Area	Program	Indication	Phase 1	Phase 2	Phase 3/ Pivotal	Approved	Next step in China	Partner
Cardiovascular	Mavacamten	Obstructive Hypertrophic Cardiomyopathy (oHCM)					China Phase 3 trial initiated January 2022	Bristol Myers Squibb
		Non-obstructive Hypertrophic Cardiomyopathy (nHCM)					Conduct registration enabling trial	MYOKARDIA
		Heart Failure with Preserved Ejection Fraction (HFpEF)					Conduct registration enabling trial	
Ophthalmology	TP-03	Demodex Blepharitis					Conduct China standalone Phase 3 trial	Tarsus
Oncology	NBTXR3	Head and Neck Squamous Cell Carcinoma (HNSCC)[2]					Join NANORAY-312 global Phase 3	NANOBIOTIX
		Solid Tumor IO Combinations					Join future global Phase 3 trial	
	Infigratinib[3]	Second-line Cholangiocarcinoma w/ FGFR2 Fusions					Approved in Bo'ao region through early access program	QED therapeutics
		First-line Cholangiocarcinoma w/ FGFR2 Fusions					Join ongoing PROOF-301 global Phase 3 trial	bridgebio
		Gastric Cancer w/ FGFR2 Fusions and other FGFR-Driven Tumors[4]					Complete China Phase 2a proof of concept trial	
	BBP-398	Solid Tumors Driven by Mutations in MAPK					Conduct China phase 1 dose escalation trial	navire bridgebio
Inflammatory Disease	Omilancor	Ulcerative Colitis					Join potential future global Phase 3 trial	LANDOS BIOPHARMA
		Crohn's Disease					Join potential future global Phase 3 trial	
	NX-13	Ulcerative Colitis					Join potential future global Phase 3 trial	
		Crohn's Disease					Join potential future global Phase 3 trial	
	LYR-210	Chronic Rhinosinusitis (CRS)					Join ENLIGHTEN global Phase 3 trial	LYRA
Respiratory	Sisunatovir	Respiratory Syncytial Virus RSV					Join potential future global Phase 3 trial	REVIRAL

1. The commercialization of each of our product candidates will require regulatory approval in the respective jurisdiction in which we intend to market such product candidate; however, obtaining and maintaining regulatory approval in one jurisdiction does not guarantee we will be successful in obtaining or maintaining regulatory approval of the product candidate in other jurisdictions that are material to the success of LianBio. 2. NBTXR3 has received European market approval (CE mark) in the EU, which is not a part of our licensed territory, for the treatment of locally advanced soft tissue sarcoma. At present, we are not pursuing NBTXR3 in relation to this STS indication. 3. Infigratinib has received FDA approval in the US, which is not a part of our licensed territory, for the treatment of previously treated, unresectable locally advanced or metastatic cholangiocarcinoma with FGFR2 fusion or other rearrangement. 4. Ongoing Phase 2a gastric cancer and other FGFR-driven tumor standalone clinical trial in China. Separate investigator sponsored Phase 2 clinical trial of infigratinib in FGFR-driven tumors is ongoing in the United States.

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Three Key Pillars for Patient Reach and Sustainable Growth

#1 Establish Commercial Footprint with Lead Assets

* All clinically validated*

- Mavacamten
- NBTXR3
- TP-03
- Infigratinib
- LYR-210

#2 Leverage Infrastructure

- BBP-398
- Omilancor
- NX-13
- Sisunatovir

#3 Expand Pipeline via Additional BD

- Deepen existing TA franchises
- Strategic multi-asset partnerships
- Combination opportunities

Oncology | Cardiovascular | Ophthalmology | Inflammatory Diseases | Respiratory

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Current Portfolio Could Bring Innovative Medicines to ~16M Patients in China

Diversified pipeline assets address large patient populations across therapeutic areas, including those that have been historically underserved



Cardiovascular
Oncology
Ophthalmology*
Inflammatory Disease
Respiratory
Total
~15.6M
Oncology
Cardiovascular
Ophthalmology
Inflammatory Disease
Respiratory

Note: Figures represent 2020 estimates for indications potentially addressable by mavacamten, NBTXR3, BBP-398, infigratinib, omilancor, NX-13, LYR-210, and sisunatovir
*TP-03 depiction based on <10% current diagnosis rate assumption

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LianBio has Rapidly Established a Platform to Serve as a Partner of Choice and Gateway to China

9 assets in-licensed, 5 INDs approved, 3 trial initiations in 2 years

2019

- Initial investment from Perceptive Advisors
- Global strategic partnership with BridgeBio
- In-licensing agreement with QED Therapeutics

2020

- Infigratinib CCA IND submitted
- Infigratinib GC IND submitted
- Announced Mavacamten and BBP-398 partnerships
- Closed $310m Series A financing
- Clearance to initiate infigratinib P3 CCA trial in China
- Entered into strategic collaboration with Pfizer
- Clearance to initiate infigratinib P2a GC trial in China

2021

- In-licensing agreement with ReViral Therapeutics
- In-licensing agreement with Tarsus Pharmaceuticals
- Clearance to initiate BBP-398 P1 trial in China
- In-licensing agreement with Nanobiotix
- In-licensing agreement with Landos Biopharma
- Mavacamten oHCM IND submitted
- In-licensing agreement with Lyra Therapeutics
- Initiated infigratinib P2a GC trial in China
- Clearance to initiate mavacamten P3 oHCM trial in China
- Completed $325m Nasdaq IPO
- Completed dosing in PK study of mavacamten in Chinese volunteers
- Infigratinib approved for 2L CCA in Bo'ao region

2022

- First patient dosed in mavacamten P3 EXPLORER-CN oHCM trial in China
- Mavacamten granted BTD for oHCM in China

Collaboration Agreement | Financial Milestone | Scientific / Regulatory Milestone

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Experienced Cross-Border Management Team Supported by a Highly Regarded Board of Directors

Management Team



Yizhe Wang, Ph.D.
Chief Executive Officer; Board Member
gsk, Lilly, Bristol Myers Squibb



Debra Yu, M.D.
President & Chief Strategy Officer
华兴资本, Labrador Advisors, Delphi Ventures, WuXi AppTec, McKinsey&Company, Pfizer, Bay City Capital



Yi Larson
Chief Financial Officer
Turning Point Therapeutics, Goldman Sachs



Pascal Qian
China General Manager
Lilly, Novartis, Pfizer



Michael Humphries
Chief Scientific Advisor
CBMG, Novartis, Roche, gsk



Brianne Jahn
Chief Business Officer
Kadmon, KPMG



Nathan Chen
VP, Regulatory Affairs, Pharmacovigilance and Project Management
gsk, ucb, Achillion, Boehringer Ingelheim, Bristol Myers Squibb



Levvy Lv, D. Eng
VP, Clinical Operations & Translational Development
Covance, gsk, Roche, 石药集团有限公司 CSPC

Board of Directors



Konstantin Poukalov
Managing Director – Strategy, Perceptive Advisors; Executive Chairman, LianBio
Jefferies, Kadmon, UBS, Perceptive Advisors



Yizhe Wang, Ph.D.
Chief Executive Officer, LianBio
gsk, Lilly, Bristol Myers Squibb



Adam Stone
Chief Investment Officer, Perceptive Advisors
Perceptive Advisors



Tassos Gianakakos
Former Chief Executive Officer, MyoKardia
MyoKardia, MAP, Codexis, Merck, MaxyGen



Neil Kumar, Ph.D.
Chief Executive Officer, BridgeBio
bridgebio, eidos, MyoKardia, Third Rock, McKinsey&Company



Susan Silbermann
Former Global President, Emerging Markets, Pfizer
Pfizer



Jesse Wu
Former Chairman, Johnson & Johnson China
Johnson & Johnson

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Significant Commercial Leadership Experience Across Diverse and Relevant Therapeutic Areas, Including Global and China Launch Execution Select commercialization experience Cardiometabolic Oncology RespiratoryOphthalmology & Other 12 Inflammatory Disease

Pipeline 13

14 Mavacamten for the Treatment of HCM and HFpEF • Mavacamten is a myosin inhibitor that targets excessive contractility and impaired relaxation, myocardial energetics and compliance • In development for the treatment of obstructive hypertrophic cardiomyopathy (oHCM), non-obstructive hypertrophic cardiomyopathy (nHCM) and heart failure with preserved ejection fraction (HFpEF) Hypertrophic Cardiomyopathy • 1.1M - 2.8M HCM patients in China (67% oHCM / 33% nHCM) • 3.7M HFpEF patients, 10-20% of whom may potentially be addressed by mavacamten China Opportunity • Obstructive HCM (oHCM): Characterized by dynamic LV outflow tract obstruction, in which the enlarged and diseased muscle blocks the flow of blood from the left ventricle to the rest of the body. • Non-Obstructive HCM (nHCM): No significant LV outflow tract obstruction (<30 mm Hg) at rest or with provocation. Driven by diastolic impairment due to the enlarged and stiffened heart muscle.

15 Clinical Activity Demonstrated in oHCM and nHCM oHCM: • Phase 3 EXPLORER-HCM trial demonstrated patients on treatment experienced statistically significant and clinically meaningful improvements • Primary endpoint: Improvement of symptoms and functional capacity (improvement in NYHA class and peak VO2) • Well-tolerated; safety results were comparable to placebo; only 2% drop out rate nHCM: • Phase 2 MAVERICK-HCM trial demonstrated physiologic benefit with dose dependent reduction in serum levels of NT proBNP, with potentially greater benefit in more severe disease Clinical Data Summary EXPLORER-HCM Source: Olivotto et al, Lancet 2020; Ho et al, J Am Coll Cardiol. 2020 Change from Baseline to Week 30 Mavacamten (n=123) Placebo (n=128) P-value Primary Endpoint Composite functional, n (%) EITHER ≥1.5 ml/kg/min increase in pVO2 with ≥1 NYHA class improvement OR ≥3.0 ml/kg/min increase in pVO2 with no worsening of NYHA class 45 (37%) 22 (17%) 0.0005 Secondary Endpoints Post-exercise LVOT peak gradient, mmHg, mean (SD) -47 (40) -10 (30) <0.0001 Peak VO2, mL/kg/min, mean (SD) 1.4 (3.1) -0.1 (3.0) 0.0006 NYHA improved ≥ 1 class, n (%) 80 (65%) 40 (31%) <0.0001 KCCQ-CSS, mean (SD) 13.6 (14.4) 4.2 (13.7) <0.0001 HCMSQ-SoB score, mean (SD) -2.8 (2.7) -0.9 (2.4) <0.0001

16 Mavacamten Registration Pathway • oHCM: BMS submitted US NDA, PDUFA date April 28, 2022 • BMS announced positive topline results from Phase 3 VALOR-HCM trial • nHCM: MyoKardia completed Phase 2 double-blind, placebo controlled MAVERICK trial in symptomatic nHCM patients • HFpEF: BMS initiated a Phase 2 trial of mavacamten in HFpEF in Feb 2021 Global Stage of Development China Development Plan oHCM: Conduct P3 China standalone trial, EXPLORER-CN, and run PK trial in parallel • EXPLORER-CN design mimics EXPLORER-HCM, with some changes to account for China-specific considerations • Primary endpoint: Valsalva LVOTg • Secondary endpoints: resting LVOTg, NYHA and KCCQ • FPI achieved January 2022 • PK study ongoing, dosing completed November 2021 72.4 73.9 62.7 100 80 60 40 20 0 0 4 22 26 30 m m H g 6 12 18 Weeks Mavacamten Placebo Mavacamten 123 117 118 118 116 118 120 117 Placebo 128 119 119 125 122 125 124 124 Number of patients at visit 24.8 Mean (95% CI) Valsalva LVOT gradient EX P LO R ER -H C M

NANOBIOTIX
EXPANDING LIFE

NBTXR3 for the Treatment of Solid Tumors

NBTXR3 is a radiosensitizer designed to enhance the efficacy of radiotherapy without resulting in additional side effects on surrounding healthy tissue

Illustrative example of NBTXR3 activity


Radiotherapy (RT)
Alone
NBTXR3
Activated by RT
Dose
Dose
9x
dose* around nanoparticles
Usual dose delivered in the cell
X-Rays
X-Rays
Clusters of Nanoparticles
Local absorption of energy

*Dose enhancement determined by Monte Carlo simulation (CEA Saclay, France). In vitro data. Nanobiotix data.

China Opportunity

- **1.3M patients** receive radiation therapy annually as part of their cancer treatment[1]
- **Up to 925K** patients across potential target indications
  - Locally advanced head and neck cancer: ~25K
  - Non-IO potential solid tumor indications: ~150K
  - IO combination potential solid tumor indications: ~750K

1. Based on 2018 data

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NANOBIOTIX
EXPANDING LIFE

Broadly Applicable MOA: Clinical Proof of Concept Demonstrated Across Multiple Tumors and IO Combination

Key Clinical Data

- **NBTXR3 + RT in soft tissue sarcoma**
  - CE mark approval in EU based on Phase 3 study showing 16.1% CRR w/ NBTXR3 +RT vs. 7.9% CRR w/ RT alone
- **P1 Expansion Study 102: NBTXR3 + RT in locally advanced head and neck cancer (n=41 evaluable patients)**
  - 85.4% ORR
  - 63.4% CRR
  - mOS 18.1 months
  - mPFS 10.6 months
- **P1 Study 1100: NBTXR3 + anti-PD-1+ RT in patients with HNSCC, lung metastases and liver metastases (n=16 evaluable patients)**
  - PD-1 naïve ORR: 80%
  - PD-1 prior non-responder ORR: 45%
  - Disease control rate (all patients): 94%

Study 1100: Best Observed Target Lesion Response (Evaluable Population n=16)

Best observed target lesion response as per investigator assessment based on RECIST 1.1


All target lesion sum of diameters change from baseline (%)
50
20
0
-30
-50
-100
PD
SD
PR
CR
#
**
*
Anti-PD-1 Naïve
Anti-PD-1 Non Responder
H
U
Q
I
M
L
E
D
J
P
C
N
O
A
G
S

Patient D: pCR based on biopsy sample located in the target lesion
* Patient S: Patient with unconfirmed complete response
** Patient N: Lymph node size is 8mm; complete response as per RECIST 1.1

China Development Strategy

- LB plans to enroll patients in China as part of five potential future global Phase 3 trials, beginning with Nanobiotix's planned **Phase 3 trial NANORAY-312 in locally advanced HNSCC**
- Additional trials to include IO combination approaches

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Tarsus

TP-03 for the Treatment of Demodex Blepharitis (DB) and Meibomian Gland Disease (MGD)

TP-03 (lotilaner ophthalmic solution) is a GABA-Cl channel blocker in development for the treatment of Demodex blepharitis (DB), meibomian gland disease (MGD)

China Opportunity

- **43M DB** patients
- **73M Demodex-driven MGD** patients
  - ~50% of Demodex-driven MGD patients also have DB

Target Indications

Demodex Blepharitis (DB)


HEALTHY
EYE IRRITATION

- Blepharitis is characterized by eye inflammation, burning, and tearing, and may be accompanied by scaly scabs called “collarettes”
- A significant proportion of blepharitis cases are caused by eyelash follicle infestation by the Demodex parasite

Collarettes Are Pathognomonic Sign of Demodex Infestation

Collarettes Are Composed of Mite Waste Products and Eggs[1]

- Regurgitated undigested material combined with epithelial cells, keratin, and mite eggs
- Contain digestive enzymes, which cause irritation



Meibomian Gland Disease (MGD)


Lacrimal Gland
Tear flow

- Common eye condition where the glands do not secrete enough oil or when the oil they secrete is of poor quality
- If left untreated, MGD can cause or exacerbate dry eye symptoms and eyelid inflammation
- Symptoms include dryness, burning, itching, stickiness/ crustiness, watering, light sensitivity, red eyes, foreign body sensation

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Day 15 (N=204,208) TP-03 All Pre-Specified Primary and Secondary Endpoints were Met in Saturn-1 Pivotal Trial 20 Efficacy Results: All pre-specified primary and secondary endpoints were met • Primary Endpoint: • Complete Collarette Cure p < 0.0001 • Select Secondary Endpoints: • Mite Eradication p < 0.0001 • Composite Lid Erythema and Collarette Complete Cure p < 0.0001 • Rapid Cures: Improvements Seen in 2 Weeks p ≤ 0.0149 in Primary and Secondary Endpoints Safety Results: TP-03 was well-tolerated, with safety profile similar to vehicle Complete resolution of demodex blepharitis (DB) signs demonstrated in patients treated with TP-03 10% 18% 1% 2% 7% *p<0.0001 43% 0% 20% 40% 60% Day 43 (N=209,204) C o lla re tt e C u re (A n al ys is Ey e) *p<0.0001 *p<0.0001 2% 2% Day 8 (N=211,208) Primary Endpoint Day 43 Regulatory Endpoint of Complete Collarette Cure (0-2 Collarettes) Observed by Week 2 Day 22 (N=207,206) Vehicle Source: Tarsus Pharmaceuticals Development and Regulatory Status U.S. • First of two DB pivotal trials, Saturn-1, complete; Saturn-2 ongoing topline results anticipated Q1 2022 • Phase 2a MGD trial to be initiated 1H 2022 China • China-only Phase 3 trial to be initiated 2H 2022 to support NDA submission in China

21 Infigratinib for the Treatment of FGFR-Driven Diseases Infigratinib is an orally administered, ATP-competitive, FGFR1-3 tyrosine kinase inhibitor in development for the treatment of patients with FGFR-driven diseases • FDA approved for the treatment of patients with previously-treated locally advanced or metastatic cholangiocarcinoma (CCA) harboring an FGFR2 fusion or rearrangement in May 2021 • Approval based on meaningful clinical activity demonstrated in Phase 2 trial in chemotherapy-refractory CCA patients with FGFR2 fusions • BICR cORR of 23.1% (95% CI 15.6 – 32.2) in 2nd and later line patients • BICR cORR of 34.0% in true 2nd line patients • DOR of 5.0 mos (95% CI 3.7–9.3) • Infigratinib administered as third-and later-line treatment resulted in meaningful PFS and ORR benefit in patients with CCA and FGFR2 fusions ~7 mos • Current SoC (chemo) = ~3 mos PFS in 2L CCA) • Preclinical activity of infigratinib demonstrated in wide range of FGFR fusion+ PDX models of cholangiocarcinoma, breast cancer, liver cancer, gastric cancer and glioma • Infigratinib-associated toxicity appears manageable with phosphate binders and routine supportive care Development and Regulatory Status – U.S. • U.S. FDA approval in 2nd line CCA received May 2021 • Ongoing global Phase 3 PROOF-301 trial in 1st line CCA Phase 2 trial of infigratinib in chemotherapy-refractory CCA patients with FGFR2 fusions (n=108) BICR- assessed objective response rate (ORR), % (95% CI) 23.1 (15.6–32.2) ≤1 previous line of therapy (n=50) 34.0 ≥2 previous lines of therapy (n=58) 7.4 BICR-assessed best overall response Complete Response, n (%) 1 (1.1) Partial Response, n (%) 24 (22) Stable Disease, n (%) 66 (61) Unconfirmed Complete or Partial Response 12 (11) Progressive Disease, n (%) 11 (10) Unknown, n (%) 6 (6) BICR-assessed confirmed or unconfirmed response, % (95% CI) 34.3 (25.4 – 44.0) BICR-assessed disease control rate, % (95% CI) 84.3 (76.0 – 90.6) BICR-assessed median duration of response (IQR), months (95% CI) 5.0 (3.7 – 9.3) BICR-assessed median PFS, months (95% CI) 7.3 (5.6 – 7.6) Median OS, months (95% CI) 12.2 (10.7 –14.9) BICR=blinded independent central review • Ongoing global Phase 3 trial in urothelial carcinoma • In Jan 2020 received Fast Track Designation for 1st line CCA

22 Infigratinib Registration Pathway and China Opportunity • LB will enroll patients in China as part of QED’s ongoing global Phase 3 PROOF trial in first-line CCA • LB to pursue development and registration strategies in our territories in second-line CCA • LB initiated a Phase 2a proof of concept trial in China for FGFR2-amplified gastric cancer and other solid tumors with FGFR alterations China Opportunity • Estimated 72,000 patients diagnosed with CCA annually in China vs. 11,000 diagnosed in U.S. • Estimated 480,000 patients diagnosed with GC annually in China vs. 26,350 diagnosed in U.S. China Development Strategy and Regulatory Pathway

Sisunatovir (fusion inhibitor) for the treatment of respiratory syncytial virus (RSV) • No SAEs observed across ~200 patients treated to date; no cardiac toxicity observed to date, a key issue leading to failure of prior fusion inhibitors • Potential applicability in high-risk patient segments including pediatric, elderly patients Additional Pipeline Programs 23 BBP-398 (SHP2 inhibitor) for the treatment of MAPK pathway-driven solid tumors • Differentiated profile with a shorter-half life, attractive PK/PD and clean tox • SHP2 inhibitors have broad potential applications across a variety of tumors and are being developed as combination therapy Omilancor (LANCL2 agonist) for the treatment of IBD • Oral, gut-restrictive mechanism (lack of systemic exposure) designed for a safe and convenient route of administration for treatment of mild to moderate ulcerative colitis (UC) and moderate to severe Crohn’s disease (CD) • Rapidly growing IBD incident population in China NX-13 (NLRX1 agonist) for the treatment of IBD • In Ph1a safety study, NX-13 was shown to be well tolerated LYR-210 (implantable drug matrix) for the treatment of chronic rhinosinusitis (CRS) with 3.4M medically refractory patients in China • Implantable drug matrix designed to consistently and locally elute mometasone furoate (steroid) to inflamed mucosal sinus tissue for up to six months with a single administration for surgically naïve patients • Clinically validated with Ph2 statistically significant symptom improvement vs. control at 16, 20 and 24 weeks

Major Validating Milestones Highlight Strength of LianBio Business Development Engine Partner Partnership Date Asset Milestone Post-Partnership Mavacamten Infigratinib TP-03 Oct 2019 Mar 2021 Aug 2020 ✓ May 2021: FDA approval of infigratinib for patients with previously treated cholangiocarcinoma ✓ Jun 2021: Positive pivotal results of SATURN-1 (P2b/3 DB) – all primary and secondary endpoints met ✓ Oct 2020: MyoKardia acquired by BMS for $13.1Bn 24

Strategic Partnerships Provide Optionality with Differentiated Access to Commercial Infrastructure and Pipeline Opportunities

Pfizer

A differentiated strategic collaboration that provides sourcing, development and commercial optionality

- Provides LianBio and partners optionality to access **Pfizer's established commercial infrastructure** with a highly compliant, secure commercial engine
- At LianBio's election and Pfizer's ROFN, we can jointly develop and commercialize certain LianBio products
- Companies are also working together to **source, select and develop/register leading products for China**
  - Pfizer will contribute up to $70M of non-dilutive capital for in-licensing and co-development activities bridgebio

Preferential access to an innovative pipeline of more than 20 product development candidates

- BridgeBio is developing transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers. BridgeBio is **advancing a broad, innovative pipeline** across rare disease, oncology, dermatology, and other indications
- LianBio already holds China rights to two of BridgeBio's oncology assets, **infigratinib** and **BBP-398**

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Over Next 12 Months, Targeting 3 Additional Registrational Trial Initiations and Multiple Catalysts

Therapeutic Area	Program	Milestone / Catalyst	Anticipated Timing
Cardiovascular	Mavacamten	▪ Initiate Phase 3 EXPLORER-CN clinical trial in patients with oHCM	✓ Jan 2022
		▪ Mavacamten granted BTD for oHCM in China	✓ Feb 2022
		▪ *U.S. FDA PDUFA date April 28, 2022 (BMS)*	Q2 2022
Ophthalmology	TP-03	▪ *Saturn-2 pivotal trial readout (Tarsus)*	Apr 2022
		▪ Initiate Phase 3 clinical trial in patients with Demodex blepharitis in China	H2 2022
Oncology	NBTXR3	▪ *Global trial initiation of Phase 3 NANORAY-312 clinical trial in head and neck cancer (Nanobiotix)*	✓ Jan 2022
		▪ Initiate China portion of Phase 3 NANORAY-312 clinical trial in patients with head and neck cancer	H2 2022
	Infigratinib	▪ Initiate China portion of Phase 3 PROOF-301 clinical trial in patients with first line cholangiocarcinoma	H2 2022
Inflammatory Disease	LYR-210	▪ *Global trial initiation of Phase 3 LYR-210 clinical trial (LYRA)*	✓ Jan 2022

■ Partner milestones

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Investment Highlights We are a global biopharmaceutical company dedicated to developing and commercializing paradigm-shifting medicines for patients with unmet medical needs in Greater China and other Asian markets Bringing a pipeline of innovative therapies into the rapidly growing Greater China market Established pharmaceutical in-licensing and development platform well positioned to capitalize on positive market trends and momentum Multiple near-term catalysts across a diverse late, mid and early-stage pipeline Five clinically validated therapeutic candidates, nine in-licensed assets Experienced cross-border team with BD, alliance management, clinical development, regulatory and commercial expertise and track record Strong financial position with cash runway through 2023; cash balance of $109 million as of Sep 30, 2021, which excludes net proceeds of $311 million from IPO in November 2021 Key validating and differentiating partnerships with Pfizer and BridgeBio 27

Appendix 28

bridgebio navire

BBP-398 – SHP2i for the Treatment of Various Cancers

SHP2 Overview


RTK
RTK mutations, amplification and fusions e.g., EGFR mutant
SHP2
SOS
Amplified or mutated RAS e.g., KRAS^{G12C}
RAS*
SHP2i
RAF*
Mutant BRAF
MEK
ERK

- SHP2 is a protein-tyrosine phosphatase that links growth factor, cytokine and integrin signaling with downstream RAS/ERK MAPK pathway to regulate cellular proliferation and survival
- **SHP2 overactivity is a key cause or contributor to many forms of cancer**, and is a mechanism of resistance to several targeted therapies
- Inhibiting SHP2 offers a **novel approach to potentially treat a wide variety of tumors**

China Opportunity

Category	Mutation	Key Cancer Types	China Incidence
RTK Genetic Alterations	EGFR	NSCLC	~250,000
Select tumors w/ PD-L1 Expression >1%	N/A	Select solid Tumors	~900,000

BBP-398 Preclinical Data Summary

- Mono/combo preclinical studies predict a **wide therapeutic index** in humans, including deep and durable tumor regression when combined with EGFRi osimertinib
- Pharmacokinetic profile allows for recovery of MAPK pathway activity to **minimize toxicity**
- **Clean cardiovascular safety profile** in GLP toxicology studies
- **Limited overlapping toxicity** with combination therapies

Development Strategy and Regulatory Pathway

- **U.S.**
  - Phase 1/1b dose escalation trial in patients with advanced solid tumors initiated November 2020
- **China**
  - Monotherapy Phase 1 dose escalation trial initiation

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LYRA THERAPEUTICS

LYR-210 for the Treatment of Chronic Rhinosinusitis

LYR-210 is an anti-inflammatory implantable drug matrix that is designed to consistently and locally elute mometasone furoate to inflamed mucosal sinus tissue for up to six months with a single administration for chronic rhinosinusitis (CRS) potential treatment

Statistically Significant Improvement in Symptom Scores Demonstrated in Phase 2 LANTERN Trial

- **Phase 2 LANTERN trial (at the 7,500 µg dose)**
  - Change from baseline in 4CS achieved at weeks 16, 20, 24
  - SNOT-22 score achieved at weeks 8, 16, 20, 24
- **Phase 1: 2,500 µg of LYR-210**
  - Statistically significant improvement from baseline in the SNOT-22 score in at week 1 through week 24

Development Status

- **Lyra initiated first of 2 global pivotal Phase 3 trials in Jan 2022:**
  - Primary endpoint: improvement of a composite score of nasal blockage, nasal discharge, and facial pain improvement at week 24
- **Second global pivotal trials expected to initiate 1H 2022**

China Development Strategy

LB plans to join global pivotal trial of LYR-210 by opening sites and enrolling patients in China

China Opportunity

Substantial disease burden in Asia with estimated ~88 million cases of chronic rhinosinusitis in Chinese adults alone and ~3.4 million who have failed medical therapy

Currently no approved treatments as an alternative to surgery for CRS patients who have failed medical therapy

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LANDOS BIOPHARMA

Omilancor for the Treatment of IBD

Omilancor is a novel gut-restricted oral small molecule targeting the Lanthionine Synthetase C-Like 2 (LANCL2) pathway, which is upstream of multiple key regulators of inflammation that can intercept autoimmune disease at multiple levels. LANCL2 enhances CD25/STAT5 signaling and increases oxidative metabolism to support the anti-inflammatory functionality of regulatory T cells while decreasing TNF-α and IFN-γ production.

Global Development Stage

- Landos to initiate Phase 2b trial in UC 2022
- Initiated Phase 2 for moderate-to-severe CD patients in May 2021

Phase 2 Trial of Omilancor in Mild to Moderate UC

Comparator	Placebo
Clinical Remission Rate (3-component Mayo Clinic Score)	• **12wk**: 30.3% and 31.8% (500 and 1000mg) vs. 22.7% (p=0.340 and 0.235)
Adverse Events	• **12wk:** Well-tolerated with similar AE profile vs. placebo

Potentially differentiated safety profile vs. systemic biologics

China development plan and regulatory strategy

LB will enroll patients in China as part of Landos's future planned global Phase 3 trials

China Opportunity

Estimated 590,000 IBD patients today and expected to grow overtime

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LANDOS BIOPHARMA

NX-13 for the Treatment of IBD

NX-13 is a novel gut-restricted oral small molecule targeting the NLRX1 pathway. NX-13 is designed to decrease inflammasome activity and reduce reactive oxygen species, resulting in reduced differentiation of effector CD4 T-cells as well as promoting maintenance of intestinal barrier integrity.

Development Stage

- **In a Phase 1 study in healthy volunteers, all primary and secondary endpoints were achieved,** demonstrating strong tolerability data
- Landos initiated a Phase 1b trial in UC patients in April 2021

<table>
<tr><th></th><th>UC</th><th>CD</th></tr>
<tr><td>Stage</td><td colspan="2">P1</td></tr>
<tr><td>Target Population</td><td colspan="2">Healthy volunteers</td></tr>
<tr><td>Sample Size</td><td colspan="2">46</td></tr>
<tr><td>Arms</td><td colspan="2">NX-13 vs. placebo</td></tr>
<tr><td>Primary Endpoint</td><td colspan="2">Adverse events (~12 weeks)</td></tr>
<tr><td>Secondary Endpoints</td><td colspan="2">PK measurements, fecal/urine concentration</td></tr>
<tr><td>Results</td><td colspan="2">All primary and secondary endpoints were achieved, demonstrating strong tolerability data</td></tr>
</table>

China development plan and regulatory strategy

LB will enroll patients in China as part of Landos's future planned global Phase 3 trials

China Opportunity

Estimated 590,000 IBD patients today and expected to grow overtime

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REVIRAL

Sisunatovir for the Treatment of RSV

Sisunatovir is an RSV fusion inhibitor in development for the treatment of RSV patients with respiratory tract infections

- **Phase 2a challenge study in healthy adults demonstrated clinical proof of concept**
  - 70% reduction in viral load versus 0% in placebo group
  - RSV symptom clearance (measured by total symptom score and daily nasal mucus weight) by day 4
- **Sisunatovir has been tested in ~200 subjects with no severe adverse events**
  - No cardiovascular toxicity observed to date with sisunatovir, a key issue leading to failure of prior fusion inhibitors

Development Status and Regulatory Pathway – U.S.

- Ongoing Phase 2 trial for treatment of RSV in pediatric patients
- Ongoing Phase 2 trial for treatment of RSV in HSCT patients
- Planned future clinical study in elderly patients
- In Aug 2020 received Fast Track Designation for treatment of severe RSV infections

China Opportunity

Pediatric

2.6M pediatric RSV-ALRI patients annually

Elderly

~800k elderly RSV-ALRI patients annually

Currently no viable direct viral-targeting RSV therapies available in China

Development Strategy and Regulatory Pathway - China

- LB anticipates enrolling patients in China as part of a future global Phase 3 trial in **pediatric patients**
- LB anticipates enrolling patients in China as part of a future global Phase 3 trial in **elderly patients**

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